EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report on Form 10-Q/A for the period ended May 31, 2017 of MIKROCOZE INC., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Transition Report"), I, Sukmanjit Singh, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The amended Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this amended Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 24, 2017	By:	/s/ Sukmanjit Singh
Sukmanjit Singh
President, Secretary Treasurer, Principal Executive Officer,
Principal Financial Officer and Director